EXHIBIT 99.2

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Current Balance                                Loans       Balance       Balance
--------------------------------------------------------------------------------
<= $333,700.00                                   832   $159,699,019        49.33
$333,700.01 - $450,000.00                        118    46,032,426         14.22
$450,000.01 - $650,000.00                        114    60,331,838         18.64
$650,000.01 - $850,000.00                         20    14,801,950          4.57
$850,000.01 - $1,050,000.00                       17    16,254,042          5.02
$1,050,000.01 - $1,250,000.00                      6     6,994,750          2.16
$1,250,000.01 - $1,450,000.00                      5     6,523,800          2.02
$1,450,000.01 - $1,650,000.00                      2     3,098,400          0.96
$1,850,000.01 - $2,050,000.00                      2     3,860,000          1.19
$2,250,000.01 >=                                   2     6,125,000          1.89
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: $40,999.05
Maximum: $3,705,000.00
Average: $289,553.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Current Gross Rate                             Loans       Balance       Balance
--------------------------------------------------------------------------------
<= 2.000%                                          3    $2,620,000          0.81
2.001% - 2.250%                                    2     1,668,000          0.52
2.251% - 2.500%                                    1       747,500          0.23
2.501% - 2.750%                                    6     3,752,460          1.16
2.751% - 3.000%                                    9     4,867,840          1.50
3.001% - 3.250%                                   12     4,168,662          1.29
3.251% - 3.500%                                   33    11,445,058          3.54
3.501% - 3.750%                                   35    17,995,604          5.56
3.751% - 4.000%                                   44    15,808,628          4.88
4.001% - 4.250%                                   37    10,871,906          3.36
4.251% - 4.500%                                   67    22,970,567          7.10
4.501% - 4.750%                                  115    32,931,880         10.17
4.751% - 5.000%                                  122    34,356,364         10.61
5.001% - 5.250%                                  107    29,323,588          9.06
5.251% - 5.500%                                  148    35,008,542         10.81
5.501% - 5.750%                                  241    59,818,718         18.48
5.751% - 6.000%                                   97    24,185,005          7.47
6.001% - 6.250%                                   14     5,408,825          1.67
6.251% - 6.500%                                    9     2,429,598          0.75
6.501% - 6.750%                                    8     1,991,529          0.62
6.751% - 7.000%                                    4       864,400          0.27
7.001% - 7.250%                                    1       106,300          0.03
7.251% - 7.500%                                    3       380,250          0.12
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 7.500%
Weighted Average: 4.906%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:58     Page 1  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Net Rate                                       Loans       Balance       Balance
--------------------------------------------------------------------------------
<= 2.000%                                          6    $5,035,500          1.56
2.251% - 2.500%                                    9     4,734,910          1.46
2.501% - 2.750%                                   11     5,626,752          1.74
2.751% - 3.000%                                   27     9,437,778          2.92
3.001% - 3.250%                                   26    12,819,581          3.96
3.251% - 3.500%                                   40    14,493,704          4.48
3.501% - 3.750%                                   37    14,759,648          4.56
3.751% - 4.000%                                   55    19,167,299          5.92
4.001% - 4.250%                                   88    25,432,965          7.86
4.251% - 4.500%                                  111    33,089,024         10.22
4.501% - 4.750%                                  100    26,048,004          8.05
4.751% - 5.000%                                  111    28,192,141          8.71
5.001% - 5.250%                                  147    35,208,697         10.88
5.251% - 5.500%                                  242    60,812,680         18.79
5.501% - 5.750%                                   73    19,206,239          5.93
5.751% - 6.000%                                   12     4,654,425          1.44
6.001% - 6.250%                                   10     3,003,998          0.93
6.251% - 6.500%                                    5       646,929          0.20
6.501% - 6.750%                                    4       864,400          0.27
6.751% - 7.000%                                    1       106,300          0.03
7.001% - 7.250%                                    3       380,250          0.12
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 7.250%
Weighted Average: 4.574%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Index                                          Loans       Balance       Balance
--------------------------------------------------------------------------------
1 Year CMT                                        76   $35,774,605         11.05
1 Year Libor                                     197    51,055,584         15.77
6 Month Libor                                    845   236,891,036         73.18
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Months to Roll                                 Loans       Balance       Balance
--------------------------------------------------------------------------------
1                                                  1      $147,200          0.05
2                                                 15    10,835,900          3.35
3                                                 26     9,768,229          3.02
4                                                 17     7,101,624          2.19
5                                                 57    26,742,013          8.26
6                                                 11     4,271,690          1.32
13                                                 1       395,939          0.12
22                                                 1       211,145          0.07
27                                                 1       240,000          0.07
28                                                 1       202,035          0.06
29                                                 1       299,098          0.09
30                                                 5     1,047,030          0.32
31                                                 2       455,050          0.14
32                                                32     7,662,183          2.37
33                                                67    16,183,146          5.00
34                                               165    36,280,934         11.21
35                                               194    58,067,212         17.94
36                                                 7     1,260,170          0.39
46                                                 2       711,200          0.22
48                                                 2       308,678          0.10
49                                                 1        92,904          0.03
50                                                 1       320,000          0.10
51                                                 1       264,671          0.08
52                                                 1       150,600          0.05
53                                                 1       307,200          0.09
55                                                 6     1,722,254          0.53
56                                                59    14,087,195          4.35
57                                                99    22,225,637          6.87
58                                               144    43,916,089         13.57
59                                                98    25,453,338          7.86
60                                                 8     1,156,556          0.36
76                                                 1       480,000          0.15
77                                                 1       553,000          0.17
78                                                 1       331,926          0.10
79                                                 4       993,327          0.31
80                                                 9     2,248,835          0.69
81                                                 9     1,703,690          0.53
82                                                12     4,288,822          1.32
83                                                13     4,366,580          1.35
114                                                2       299,500          0.09
116                                                9     4,157,665          1.28
117                                               11     3,729,347          1.15
118                                               11     3,946,411          1.22
119                                                7     4,160,200          1.29
120                                                1       575,000          0.18
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-08-01
Minimum: 1
Maximum: 120
Weighted Average: 43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:58     Page 2  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Gross Margin                                   Loans       Balance       Balance
--------------------------------------------------------------------------------
<= 2.000%                                         80   $30,458,103          9.41
2.001% - 2.250%                                  720   189,350,390         58.49
2.251% - 2.500%                                   39    17,892,604          5.53
2.501% - 2.750%                                  264    82,015,995         25.34
2.751% - 3.000%                                    1       228,750          0.07
3.001% - 3.250%                                   14     3,775,383          1.17
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 2.337%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
First Rate Cap                                 Loans       Balance       Balance
--------------------------------------------------------------------------------
0.000%                                             5    $1,370,300          0.42
1.000%                                            49    14,955,456          4.62
2.000%                                            90    26,929,924          8.32
3.000%                                            53    11,001,317          3.40
4.000%                                           114    22,060,993          6.81
5.000%                                           660   185,876,610         57.42
6.000%                                           143    59,276,075         18.31
8.250%                                             1     1,267,500          0.39
12.000%                                            3       983,050          0.30
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.645%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Periodic Rate Cap                              Loans       Balance       Balance
--------------------------------------------------------------------------------
0.000%                                             8    $3,287,400          1.02
1.000%                                           714   180,392,298         55.72
2.000%                                           327   100,051,026         30.91
2.250%                                             1       262,500          0.08
6.000%                                            68    39,728,000         12.27
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.933%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Maximum Rate                                   Loans       Balance       Balance
--------------------------------------------------------------------------------
7.751% - 8.000%                                    2    $2,120,000          0.65
8.001% - 8.250%                                    1       333,000          0.10
8.751% - 9.000%                                   10     3,270,126          1.01
9.001% - 9.250%                                   32     9,642,177          2.98
9.251% - 9.500%                                   63    22,104,771          6.83
9.501% - 9.750%                                  106    27,880,819          8.61
9.751% - 10.000%                                  90    22,113,119          6.83
10.001% - 10.250%                                 66    17,380,036          5.37
10.251% - 10.500%                                 92    20,201,687          6.24
10.501% - 10.750%                                106    27,402,679          8.46
10.751% - 11.000%                                144    39,661,757         12.25
11.001% - 11.250%                                 61    18,921,686          5.85
11.251% - 11.500%                                 81    22,667,010          7.00
11.501% - 11.750%                                158    40,909,601         12.64
11.751% - 12.000%                                 69    36,684,874         11.33
12.001% - 12.250%                                  6     1,335,620          0.41
12.251% - 12.500%                                  3       380,250          0.12
12.501% - 12.750%                                  4       759,633          0.23
14.501% - 14.750%                                  2     1,686,160          0.52
14.751% - 15.000%                                  4     1,158,450          0.36
15.251% - 15.500%                                  5     1,759,570          0.54
15.501% - 15.750%                                  7     4,133,700          1.28
15.751% - 16.000%                                  6     1,214,500          0.38
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 16.000%
Weighted Average: 10.891%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:58     Page 3  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
FICO Scores                                    Loans       Balance       Balance
--------------------------------------------------------------------------------
601 - 620                                          1      $299,098          0.09
621 - 640                                         41    11,302,111          3.49
641 - 660                                         96    24,357,836          7.52
661 - 680                                        144    38,959,793         12.03
681 - 700                                        160    43,686,534         13.50
701 - 720                                        157    42,968,895         13.27
721 - 740                                        156    41,349,373         12.77
741 - 760                                        154    49,073,911         15.16
761 - 780                                        129    43,828,360         13.54
781 - 800                                         68    23,638,959          7.30
801 - 820                                         12     4,256,356          1.31
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 813
Weighted Average: 720
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Original Loan To Value Ratio                   Loans       Balance       Balance
--------------------------------------------------------------------------------
<= 50.00%                                         32   $15,375,878          4.75
50.01% - 55.00%                                   12     9,894,521          3.06
55.01% - 60.00%                                   18    11,193,000          3.46
60.01% - 65.00%                                   34    16,361,817          5.05
65.01% - 70.00%                                   37    16,801,135          5.19
70.01% - 75.00%                                   69    26,658,505          8.24
75.01% - 80.00%                                  810   205,020,842         63.33
80.01% - 85.00%                                   11     2,649,262          0.82
85.01% - 90.00%                                   47    10,372,964          3.20
90.01% - 95.00%                                   47     8,983,905          2.78
95.01% - 100.00%                                   1       409,395          0.13
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 24.62
Maximum: 100.00
Weighted Average: 75.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Combined Loan To Value Ratio                   Loans       Balance       Balance
--------------------------------------------------------------------------------
<= 50.00%                                         26   $13,501,870          4.17
50.01% - 55.00%                                    8     9,112,522          2.81
55.01% - 60.00%                                   17    10,406,200          3.21
60.01% - 65.00%                                   24    11,612,367          3.59
65.01% - 70.00%                                   31    15,506,345          4.79
70.01% - 75.00%                                   50    21,124,079          6.53
75.01% - 80.00%                                  185    58,011,632         17.92
80.01% - 85.00%                                   16     4,491,812          1.39
85.01% - 90.00%                                  178    51,084,084         15.78
90.01% - 95.00%                                  269    69,516,191         21.47
95.01% - 100.00%                                 314    59,354,124         18.33
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 24.62
Maximum: 100.00
Weighted Average: 83.66
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Amortization                                   Loans       Balance       Balance
--------------------------------------------------------------------------------
Interest Only                                  1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Top 5 States                                   Loans       Balance       Balance
--------------------------------------------------------------------------------
California                                       310   $121,327,924        37.48
Georgia                                          222    41,759,293         12.90
Virginia                                          70    29,468,123          9.10
Florida                                           72    14,873,687          4.59
Maryland                                          41    12,820,205          3.96
Other                                            403   103,471,992         31.96
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:58     Page 4  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Prepay Original Term                           Loans       Balance       Balance
--------------------------------------------------------------------------------
0                                                801   $248,486,497        76.76
6                                                 10     3,491,700          1.08
12                                                 5     1,901,500          0.59
24                                                17     4,641,437          1.43
36                                               197    46,278,183         14.30
60                                                88    18,921,907          5.85
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Document Type                                  Loans       Balance       Balance
--------------------------------------------------------------------------------
Alternate                                         41   $12,024,726          3.71
Full                                             646   167,760,235         51.82
Limited                                           32     6,985,421          2.16
No Doc                                            12     2,845,300          0.88
No Ratio                                          12     4,353,284          1.34
Reduced                                          340   112,770,301         34.84
Stated Doc                                        33    15,198,208          4.69
Streamline                                         2     1,783,750          0.55
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Loan Purpose                                   Loans       Balance       Balance
--------------------------------------------------------------------------------
Purchase                                         707   $196,758,895        60.78
Cash Out Refinance                               205    64,376,630         19.89
Rate/Term Refinance                              206    62,585,700         19.33
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Owner Occupancy Status                         Loans       Balance       Balance
--------------------------------------------------------------------------------
Investor                                         138   $28,407,226          8.78
Primary                                          958   288,869,349         89.23
Secondary                                         22     6,444,650          1.99
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Property Type                                  Loans       Balance       Balance
--------------------------------------------------------------------------------
Coop                                               7    $2,598,100          0.80
Condominium                                      138    36,688,276         11.33
PUD                                              299    67,372,486         20.81
Single Family                                    630   203,330,285         62.81
Two- to Four Family                               44    13,732,078          4.24
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Stated Remaining Term to Maturity              Loans       Balance       Balance
--------------------------------------------------------------------------------
337                                                1      $395,939          0.12
346                                                3       922,345          0.28
348                                                2       308,678          0.10
349                                                1        92,904          0.03
350                                                1       320,000          0.10
351                                                2       504,671          0.16
352                                                4     1,048,635          0.32
353                                                7     3,788,498          1.17
354                                                8     1,678,455          0.52
355                                               13     3,317,831          1.02
356                                              124    38,991,778         12.04
357                                              211    53,238,050         16.45
358                                              349    95,689,880         29.56
359                                              365   116,160,143         35.88
360                                               27     7,263,416          2.24
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------
Minimum: 337
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:58     Page 5  of  6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                          INTCALCTYPE in 'I'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Servicer                                       Loans       Balance       Balance
--------------------------------------------------------------------------------
Bank of America                                    1      $409,395          0.13
Cenlar                                             1       553,000          0.17
GMAC Mortgage                                    584   173,138,120         53.48
Greenpoint                                       325    88,972,891         27.48
National City Mortgage                           124    28,313,640          8.75
Provident                                          5     1,252,800          0.39
Wamu                                              46     9,687,057          2.99
Washington Mutual Bank                            32    21,394,322          6.61
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Originator                                     Loans       Balance       Balance
--------------------------------------------------------------------------------
Alliance Bancorp                                   7    $2,765,000          0.85
American Mortgage Network                          2       396,000          0.12
Bank of America                                    1       409,395          0.13
Family Lending                                    16     8,220,100          2.54
Flick                                              1       247,000          0.08
Greenpoint Mortgage Corporation                  325    88,972,891         27.48
Homestar                                         268    51,465,215         15.90
Loan Center Of California Inc                      3       711,850          0.22
Market Street                                      2       389,100          0.12
Mortgage IT                                       31    12,809,150          3.96
Mortgage Store                                    54    11,275,614          3.48
Nat City Mortgage                                124    28,313,640          8.75
Nexstar                                            1       553,000          0.17
Pacific Republic Mortgage Corp                     1       185,600          0.06
Plaza Home Mortgage                                3       550,000          0.17
Primary Capital                                    1       147,200          0.05
Prism Mortgage/RBC Mortgage                       46     9,687,057          2.99
Provident Bank                                     2       894,000          0.28
Provident Funding                                  5     1,252,800          0.39
South Pacific Financial Corp                       1       319,913          0.10
UBS Conduit                                      192    82,762,379         25.57
Washington Mutual                                 32    21,394,322          6.61
--------------------------------------------------------------------------------
Total:                                         1,118   $323,721,225       100.00
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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